UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2012

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2, Canada
(Address of Principal Executive Offices)

(905) 455-1990
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 5 2012, SunOpta Inc. (the “Company”) completed the previously announced divestiture of substantially all of the assets of the Company’s Canadian natural health products distribution business (operated as Purity Life Natural Health Products) (the “Business”) to an affiliate of Banyan Capital Partners (the “Purchaser”). The Business was previously operated as part of the Company’s International Foods Group. The consideration received by the Company at closing consisted of approximately Cdn $14,000,000 in cash, before transaction costs, plus a Cdn $700,000 note issued by the Purchaser in favor of the Company, which is contingent on future earnings targets.

The foregoing description of the transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, dated as of May 24, 2012, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 30, 2012, which is included as an exhibit to this Current Report on Form 8-K.

ITEM 7.01. REGULATION FD DISCLOSURE

Exhibit 99.1 to this Current Report on Form 8-K provides a summary of the historical operating results of the Business for the quarter ended March 31, 2012 and each of the three fiscal years in the period ended December 31, 2011, which were included as part of the Company’s International Foods Group operating segment.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro-forma Financial Statements

The Company’s unaudited pro-forma consolidated financial statements are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits

The list of exhibits in the Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By:	/s/ Robert McKeracher
Robert McKeracher
Vice President and Chief Financial Officer

Date:	June 11, 2012

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated May 24, 2012 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on May 30, 2012)*
99.1	Historical Operating Results of Purity Life Natural Health Products
99.2	Unaudited Pro-forma Consolidated Financial Statements

*

Exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of the omitted exhibits and schedules to the Securities and Exchange Commission upon its request.